UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 1, 2006


                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


           01-13409                                        36-4180556
--------------------------------                 -----------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois                        60143
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000


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Item 8.01         Other events
         Press release: Midas to present at Sidoti Emerging Growth conference; high gas prices continue negative effect on service sales (See Exhibit 99.1)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2006                                    MIDAS, INC.

                                                   By: /s/ William M. Guzik
                                                       -------------------------
                                                       William M. Guzik
                                                       Chief Financial Officer


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INDEX TO EXHIBITS:


Exhibit
Number                       Description
------                       -----------

99.1 Press release: Midas to present at Sidoti Emerging Growth Conference; high gas prices continue negative effect on service sales